UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2017

Anika Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

____________________

Massachusetts	000-21326	04-3145961
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

32 Wiggins Avenue, Bedford, MA 01730

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 781-457-9000

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 27, 2017, we announced that the employment of Stephen Mascioli, M.D., MPH, as our Chief Medical Officer had ended as of January 23, 2017. In connection with the end of Dr. Mascioli’s employment, on July 10, 2017, we entered into the terms of a settlement with Dr. Mascioli. On July 13, 2017, those settlement terms were superseded by a Negotiated Settlement Agreement and General Release (the “Settlement Agreement”).

Pursuant to the Settlement Agreement:

•	We agreed to pay Dr. Mascioli a total of $350,000;
•	Dr. Mascioli agreed to release any and all claims that he has or may have against our company as of the date of the Settlement Agreement;
•	Dr. Mascioli agreed to cooperate with us and generally make himself available in connection with any investigations or legal proceedings involving the Company; and
•	We and Dr. Mascioli agreed to mutual non-disparagement obligations.

We expect to be reimbursed for 50% of the payment to Dr. Mascioli under an applicable insurance policy. Dr. Mascioli has the right to revoke the Settlement Agreement at any time on or prior to July 20, 2017, the seventh day following the execution of the Settlement Agreement.

The foregoing description of the Settlement Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Settlement Agreement, which is included as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
10.1	Negotiated Settlement Agreement and General Release, dated July 13, 2017, by and between Stephen Mascioli, M.D., MPH and Anika Therapeutics, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Dated: July 14, 2017	By:	/s/ Sylvia Cheung
Sylvia Cheung
Chief Financial Officer

Exhibit Index

10.1	Negotiated Settlement Agreement and General Release, dated July 13, 2017, by and between Stephen Mascioli, M.D., MPH and Anika Therapeutics, Inc.